Exhibit 23.01
                                                                   1 of 3

                                ACCOUNTANTS' CONSENT
                                ---------------------


         To the Board of Directors and Shareholders
         United States Filter Corporation:


         We consent to incorporation by reference in the Registration Statement No. 33-63263 on Form S-3 of United States Filter Corporation of our report dated June 1, 1995, relating to the consolidated balance sheets of United States Filter Corporation as of March 31, 1994 and 1995, and the related consolidated statements of operations, shareholders' equity, and cash flows for each of the years in the three-year period ended March 31, 1995 and to the reference of our firm under the heading "Independent Certified Public Accountants" in the prospectus.



         KPMG Peat Marwick LLP

         Orange County, California
            December 8, 1995

                                                            Exhibit 23.01
                                                                   2 of 3


                                 ACCOUNTANTS' CONSENT
                                 --------------------


          To the Board of Directors and Shareholders
          United States Filter Corporation:


          We consent to incorporation by reference in the Registration
          Statement No. 33-63263 on Form S-3 of United States Filter Corporation of our report dated September 29, 1995, relating to the statements of assets acquired and liabilities assumed of Arrowhead Industrial
          Water, Inc. as of December 31, 1994 and 1993 and the related statements of revenues and expenses for the years then ended and of our report dated June 29, 1995 relating to the combined balance sheet of Continental H20 Services, Inc. and Evansville
          Water Corporation d/b/a Interlake Water Systems as of December
          31, 1994 and the related combined statements of operations, stockholders' equity and cash flows for the year then ended and to the reference of our firm under the heading "Independent
          Certified Public Accountants" in the prospectus.



          KPMG Peat Marwick LLP

          Chicago, Illinois
             December 8, 1995

                                                            Exhibit 23.01
                                                                   3 of 3


                                 ACCOUNTANTS' CONSENT
                                 --------------------


          To the Board of Directors and Shareholders
          United States Filter Corporation:


          We consent to incorporation by reference in the Registration
          Statement No. 33-63263 on Form S-3 of United States Filter Corporation of our report dated August 11, 1995, relating to the consolidated balance sheet of Polymetrics, Inc. and subsidiaries as of December 31, 1994, and the related consolidated statements of operations, stockholder's equity and cash flows for the year then ended and to the reference of our firm under the heading
          "Independent Certified Public Accountants" in the prospectus.



          KPMG Peat Marwick LLP

          San Francisco, California
             December 8, 1995